UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2014 (October 1, 2014)

Susser Petroleum Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

555 East Airtex Drive

Houston, Texas 77073
(Address of principal executive offices)

(832) 234-3600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Susser Petroleum Partners LP (the “Partnership”) filed with the Securities and Exchange Commission on October 1, 2014 (the “Original Filing”), which reported (i) the contribution of all of the issued and outstanding membership interests of Mid-Atlantic Convenience Stores, LLC, a Delaware limited liability company (“MACS”), by an affiliate of Energy Transfer Partners, L.P., a Delaware limited Partnership (“ETP”), to the Partnership, which closed on October 1, 2014 (the “MACS Contribution”) and (ii) the pending purchase by Susser Petroleum Property Company LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership, of all of the issued and outstanding shares of capital stock of Aloha Petroleum, Ltd., a Hawaii corporation (“Aloha”), from Henger BV Inc., a private company organized under the laws of the British Virgin Islands, which the Partnership expects will close in the fourth quarter of 2014 (the “Aloha Acquisition”).  This Current Report on Form 8-K/A is filed to amend the Original Filing to include the audited financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K. In addition, this Current Report on Form 8-K/A is filed to provide (i) a press release announcing the commencement of the Partnership’s registered underwritten public offering (the “Offering”), (ii) estimated information regarding expected negative impacts on the financial results that the Partnership expects to report for the third quarter of 2014, (iii) business and other information relating to MACS and Aloha, and (iv) additional risk factors relating to the Partnership. Except for the following, this Current Report on Form 8-K/A does not modify or update any other disclosure contained in the Original Filing, and this Current Report on Form 8-K/A should be read in conjunction with the Original Filing.

Item 7.01                                           Regulation FD Disclosure.

The following information is furnished under Item 7.01, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Press Release Announcing the Offering

On October 21, 2014, the Partnership issued a press release announcing the commencement of the Offering of 8,000,000 common units representing limited partner interests. A copy of this press release is furnished as Exhibit 99.6 hereto and is incorporated in this Item 7.01 by reference. This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, the common units.

Recent Developments

In connection with the Offering, we will file a prospectus supplement (the “Prospectus Supplement”) relating to the shelf registration statement on Form S-3 previously filed with, and declared effective on December 5, 2013 by, the Securities and Exchange Commission.  The Prospectus Supplement will disclose that the Partnership is still in the process of finalizing its financial results for the three months ended September 30, 2014. However, the Prospectus Supplement will disclose that the Partnership expects that its financial results for the third quarter of 2014 will be negatively impacted by (i) estimated non-cash charges of between $2 million and $2.5 million primarily relating to the implementation of last-in-first-out accounting method for fuel inventory on August 29, 2014 in connection with the acquisition of Susser Holdings Corporation by ETP (the “Merger”), and (ii) estimated non-recurring transaction costs relating to the Merger, the MACS Contribution and the pending Aloha Acquisition of between $0.70 million and $0.75 million. The estimates above represent the most current information available to management and the Partnership currently expects that these charges will be within the ranges described above.

This Current Report on Form 8-K/A includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K/A that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Descriptions of our objectives, goals, targets, plans, strategies, costs, anticipated capital expenditures, expected cost savings and benefits are also forward-looking statements. These forward-looking statements are based on our current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. These statements include but are not limited to forward-looking statements about the Aloha Acquisition and the preliminary estimates of financial results for the third quarter of 2014 described above. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if new information becomes available in the future.

Item 8.01                                           Other Events.

MACS and Aloha Information

In connection with the pending Aloha Acquisition and the MACS Contribution, the Partnership is providing business and other information relating to MACS and Aloha as set forth in Exhibit 99.7 hereto and incorporated herein by reference.  In addition, the Partnership is providing the risk factors set forth in Exhibit 99.8 hereto, and incorporated herein by reference, to update its risk factors contained in its Annual Report on Form 10-K for the year ended December 31, 2013 to take into account the MACS Contribution and the pending Aloha Acquisition.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The following financial statements of MACS, and MACS Holdings, LLC and its subsidiaries as the predecessor of MACS, are filed as Exhibit 99.2 and Exhibit 99.3 hereto and incorporated herein by reference:

•                  Audited Consolidated Financial Statements as of December 31, 2013 (successor) and December 31, 2012 (predecessor), for the period from October 3, 2013 to December 31, 2013 (successor) and the period from January 1, 2013 to October 2, 2013 (predecessor) and for each of the two years in the period ended December 31, 2012 (predecessor) of Mid-Atlantic Convenience Stores, LLC (successor) and subsidiaries and MACS Holdings, LLC (predecessor) and subsidiaries; and

•                  Unaudited Consolidated Financial Statements as of June 30, 2014 (successor) and for the six month periods ended June 30, 2014 (successor) and 2013 (predecessor) of Mid-Atlantic Convenience Stores, LLC (successor) and subsidiaries and MACS Holdings, LLC (predecessor) and subsidiaries.

The following financial statements of Aloha are filed as Exhibit 99.4 and Exhibit 99.5 hereto and incorporated herein by reference:

•                  Audited Financial Statements as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 of Aloha Petroleum, Ltd; and

•                  Unaudited Condensed Financial Statements as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013 of Aloha Petroleum, Ltd.

(b)                                 Pro Forma Financial Information.

The following pro forma financial statements of the Partnership reflecting the MACS Contribution and the pending Aloha Acquisition, which have been prepared in accordance with Article 11 of Regulation S-X, are filed as Exhibit 99.1 hereto and incorporated herein by reference:

•                  Unaudited pro forma condensed combined balance sheet as of June 30, 2014;

•                  Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2014 and the year ended December 31, 2013; and

•                  Notes to unaudited pro forma condensed consolidated financial information.

(d)                                 Exhibits.

Exhibit Number	EXHIBIT
23.1	Consent of Grant Thornton LLP.
23.2	Consent of PricewaterhouseCoopers LLP.
23.3	Consent of Deloitte & Touche LLP.
99.1	Unaudited Pro Forma Consolidated Financial Statements of Susser Petroleum Partners LP.
99.2

Audited Consolidated Financial Statements as of December 31, 2013 (successor) and December 31, 2012 (predecessor), and for the period from October 3, 2013 to December 31, 2013 (successor) and the period from January 1, 2013 to October 2, 2013 (predecessor) and for each of the two years in the period ended December 31, 2012 (predecessor) of Mid-Atlantic Convenience Stores, LLC (successor) and subsidiaries and MACS Holdings, LLC (predecessor) and subsidiaries.

99.3

Unaudited Consolidated Financial Statements as of June 30, 2014 (successor) and for the six month periods ended June 30, 2014 (successor) and 2013 (predecessor) of Mid-Atlantic Convenience Stores, LLC (successor) and subsidiaries and MACS Holdings, LLC (predecessor) and subsidiaries.

99.4	Audited Financial Statements as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 of Aloha Petroleum, Ltd.
99.5	Unaudited Condensed Financial Statements as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013 of Aloha Petroleum, Ltd.
99.6	Press Release, dated October 21, 2014, announcing the commencement of the Offering.
99.7	MACS and Aloha Businesses.
99.8	Risk Factors of the Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER PETROLEUM PARTNERS LP

By:	SUSSER PETROLEUM PARTNERS GP LLC,
its general partner

By:	/s/ Mary E. Sullivan
Name:	Mary E. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date:  October 21, 2014

EXHIBIT INDEX

Exhibit Number	EXHIBIT
23.1	Consent of Grant Thornton LLP.
23.2	Consent of PricewaterhouseCoopers LLP.
23.3	Consent of Deloitte & Touche LLP.
99.1	Unaudited Pro Forma Consolidated Financial Statements of Susser Petroleum Partners LP.
99.2

Audited Consolidated Financial Statements as of December 31, 2013 (successor) and December 31, 2012 (predecessor), and for the period from October 3, 2013 to December 31, 2013 (successor) and the period from January 1, 2013 to October 2, 2013 (predecessor) and for each of the two years in the period ended December 31, 2012 (predecessor) of Mid-Atlantic Convenience Stores, LLC (successor) and subsidiaries and MACS Holdings, LLC (predecessor) and subsidiaries.

99.3

Unaudited Consolidated Financial Statements as of June 30, 2014 (successor) and for the six month periods ended June 30, 2014 (successor) and 2013 (predecessor) of Mid-Atlantic Convenience Stores, LLC (successor) and subsidiaries and MACS Holdings, LLC (predecessor) and subsidiaries.

99.4	Audited Financial Statements as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 of Aloha Petroleum, Ltd.
99.5	Unaudited Condensed Financial Statements as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013 of Aloha Petroleum, Ltd.
99.6	Press Release, dated October 21, 2014, announcing the commencement of the Offering.
99.7	MACS and Aloha Businesses.
99.8	Risk Factors of the Partnership.